SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                             SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934
                         (Amendment No. [ ] )

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      FIRST KEYSTONE CORPORATION
        (Exact name of registrant as specified in its Charter)


        _______________________________________________________
          (Name of Person(s) Filing Proxy Statement if other
                           than Registrant)


Payment of Filing Fee (check the appropriate box):

[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
     14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(1)(3)

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11

[X]  No Fee Required


1)  Title of each class of securities to which transaction applies:

    _______________________________________________________

2)  Aggregate number of securities to which transaction applies:

    ________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ________________________________________________________

4)  Proposed maximum aggregate value of transaction:

    ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

    2)  Form, Schedule or Registration No.:

    3)  Filing party:

    4)  Date filed:

_____________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

FIRST KEYSTONE CORPORATION LOGO - 1K       First Keystone Corporation
_____________________________________________________________________
                                                 111 West Front Street
                                          Berwick, Pennsylvania  18603







                            March 27, 2001









DEAR SHAREHOLDER:

     It is my pleasure to invite you to attend the 2001 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, April 17, 2001, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting. The formal business schedule includes:

     * The election of 3 Class B Directors; and
     * The ratification of the selection of the independent auditors for 2001.

   At the meeting, members of the corporation's management will review the corporation's operations during the past year and be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

   Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                                 Sincerely,



                                 /s/ J. Gerald Bazewicz
                                 J. Gerald Bazewicz
                                 President

                 [THIS PAGE INTENTIONALLY LEFT BLANK]

                      FIRST KEYSTONE CORPORATION
               ________________________________________

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON APRIL 17, 2001
               ________________________________________

TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern
Daylight Time, on Tuesday, April 17, 2001, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick,
Pennsylvania 18603, for the following purposes:

     1. To elect 3 Class B Directors to serve for a three-year term and until their successors are properly elected and qualified;

   2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the by-laws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 13, 2001, and only those shareholders may vote at the Annual Meeting and any adjournment.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2000, is being mailed with this Notice. Copies of the corporation's Annual Report for the 1999 fiscal year may be obtained at no cost by contacting J. Gerald Bazewicz, President, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage-prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

                              By Order of the Board of Directors,



                              /s/ J. Gerald Bazewicz
                              J. Gerald Bazewicz, President



March 27, 2001

        PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
      OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 17, 2001
                           Table of Contents
                           _________________

                                                               Page
General Information                                             3
   Introduction, Date, Time and Place of Annual Meeting         3

Voting Procedures                                               3
   Solicitation and Voting of Proxies                           3
   Revocability of Proxy                                        3
   Voting Securities, Record Date and Quorum                    4
   Vote Required for Approval                                   4

Principal Beneficial Owners of the Corporation's Stock          4
   Principal Owners                                             4

Proposal No. 1: Election of Directors                           6

Information as to Nominees and Directors                        7
   Beneficial Ownership by Officers, Directors
   and Nominees                                                 8
   Committees of the Board of Directors                         9
   Procedures for Nominating Directors                          10
   Compensation of Directors                                    10

Report of the Audit Committee                                   11

Board Compensation Committee Report on
   Executive Compensation                                       12
   Base Salary                                                  13
   Cash Bonuses                                                 13
   Long-Term Incentives                                         13

Compensation Committee Interlocks and Insider
   Participation                                                14

Executive Compensation                                          14
   Aggregated Option Exercises in 2000 and
   2000 Year-End Options Values                                 15
   401(k) Plan                                                  16
   Supplemental Employee Retirement Plan                        16

Performance Graph                                               17

Certain Relationships and Related Transactions                  18

Principal Officers of the Bank                                  19

Legal Proceedings                                               20

Proposal No. 2: Ratification of Independent
   Auditors                                                     20

Shareholder Proposals                                           20

Other Matters                                                   21

Appendix A: Charter of the Audit Committee
   of the Board of Directors                                    22

        PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
      OF FIRST KEYSTONE CORPORATION TO BE HELD ON APRIL 17, 2001


                                GENERAL


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, is furnishing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the corporation and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, April 17, 2001, at 10:00 a.m., Eastern Daylight Time, at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is a wholly-owned subsidiary of the corporation and its sole subsidiary. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March 27, 2001.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

     * FOR the election of the nominees for Class B Director named below, and
     * FOR the ratification of the selection of J. H. Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2001.

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation of this.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, certain directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons and will reimburse them for their reasonable forwarding expenses.

REVOCABILITY OF PROXY

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

     * By giving written notice of revocation to John L. Coates, Secretary of First Keystone Corporation, at 11 West Front Street, Berwick, Pennsylvania, 18603;
     * By executing a later-dated proxy and giving written notice of this fact to the Secretary of the corporation; or

                           Proxy Statement                  Page 3

     * By voting in person after giving written notice to the Secretary of the corporation, in person or at the above address.

VOTING SECURITIES, RECORD DATE AND QUORUM

     At the close of business on March 13, 2001, the corporation had outstanding 2,833,727 shares of common stock, par value $2.00 per share, the only issued and outstanding class of stock. The corporation also had 100,000 shares held in treasury as issued but not outstanding shares as of that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock, par value of $2.00 per share. The corporation also has 500,000 shares of preferred stock, par value $10.00 per share, authorized. As of March 13, 2001, no shares of preferred stock were issued.

     Only shareholders of record as of the close of business on March 13, 2001, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock outstanding on the record date.

     Pennsylvania law and the by-laws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast shall constitute a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter. The corporation will not count broker non-votes in determining the presence of a quorum for a particular matter. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS

     Assuming the presence of a quorum, the 3 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non-votes are not votes cast and therefore do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.


        PRINCIPAL BENEFICIAL OWNERS OF THE CORPORATION'S STOCK

PRINCIPAL OWNERS

     The following table sets forth, as of March 13, 2001, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.


Page 4                     First Keystone Corporation


                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
    ________________                 _____________       __________________

Berbank                          339,975 <F2>                12.00%
First National Bank of
Berwick Trust Department
111 West Front Street
Berwick, PA 18603

Robert E. Bull                   180,497 <F3>                 6.37%
323 West Fourth Street
Nescopeck, PA  18635

Robert J. Wise                   159,582 <F4>                 5.63%
115 West Third Street
Berwick, PA  18603

Frederick E. Crispin, Jr.        148,617 <F5>                 5.24%
3 Cedarbrook Terrace
Princeton, NJ  08540
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 13, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 280,617 shares and as fiduciary with shared voting and dispositive power over 59,358 shares. Total does not include 39,197 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.

<F3>
Includes 124,057 shares held individually by Mr. Bull, 1,995 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 3,850 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Sara E. Bull Trust of which Mr. Bull is trustee.

<F4>
Includes 139,821 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.

<F5>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 124,659 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is trustee and has sole voting authority.


                           Proxy Statement                  Page 5

             PROPOSAL NO. 1: ELECTION OF CLASS B DIRECTORS

     The by-laws of the corporation provide that its Board of Directors shall manage the corporation's business. Sections 10.2 and
10.3 of the By-laws provide that the number of directors on the Board shall not be less than 7 nor more than 25 and that the Board of Directors shall be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 may serve as director with the exception of Messrs. Beyer, Bull, Crispin, and Wise. Section 11.1 of the by-laws requires that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed shall serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the by-laws provides for a classified Board of Directors with staggered three-year terms of office. Accordingly, at the 2001 Annual Meeting of Shareholders, 3 Class B Directors shall be elected to serve for a three-year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class B Directors to serve as Class B Directors for the next three-year term of office. The nominees for re-election this year are as follows:

     *  John E. Arndt, director since 1995
     *  J. Gerald Bazewicz, director since 1986
     *  Robert E. Bull, director since 1983

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 3 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee by the Board of Directors of the corporation. A majority of the directors of the corporation in office may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director shall serve until the expiration of the term of the class of directors to which he or she was appointed.

     The Articles of Incorporation of the corporation provide that cumulative voting rights shall not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.


                   BOARD OF DIRECTORS AND MANAGEMENT

GOVERNANCE

     The Board of Directors of the corporation oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and the dissemination of information to them. The directors of the corporation also serve as the directors of the corporation's wholly-owned bank subsidiary, The First National Bank of Berwick, upon election by the corporation, the bank's sole shareholder.


Page 6                     First Keystone Corporation

INFORMATION AS TO DIRECTORS AND NOMINEES

     The following biographics contain selected information about the directors and nominees for director. The information is accurate as of March 13, 2001, and includes each person's business experience for a least the past 5 years.

         CURRENT CLASS B DIRECTORS WHOSE TERM EXPIRES IN 2001
   AND NOMINEES FOR CLASS B DIRECTOR WHOSE TERM WILL EXPIRE IN 2004

John E. Arndt                Mr. Arndt (age 39) is an insurance
                             broker and the owner of Arndt Insurance
                             Agency in Berwick, Pennsylvania. He has served as a director of the corporation and the bank since 1995.

J. Gerald Bazewicz           Mr. Bazewicz (age 52) serves as the
                             President and Chief Executive Officer of the corporation and the bank, a position he has held since 1987. He has served as a director of the corporation and the bank since 1986.

Robert E. Bull               Mr. Bull (age 78), now retired,
                             practiced as an attorney at the law firm
                             Bull, Bull & Knecht, LLP, of which he
                             remains a partner.  He has been the
                             Chairman of the Board of the corporation since 1983 and of the bank since 1981.
                             He has served as a director of the
                             corporation since 1983 and of the bank
                             since 1956.


             CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2002

John L. Coates               Mr. Coates (age 64) is the President and
                             owner of Tri-County Hardware, Inc.  He
                             has served as the Secretary of the
                             corporation and the bank since 1995, and as a director of the corporation and the bank since 1987.

Dudley P. Cooley             Mr. Cooley (age 62), is a financial
                             consultant and the former controller for Wise Foods, a division of Borden, Inc.
                             He has been a director of the
                             corporation and the bank since 1987.


             CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2003

Budd L. Beyer                Mr. Beyer (age 73), now retired, was an
                             owner and a principal shareholder of
                             Sunshine Textile Services, Inc.  Mr.
                             Beyer has served as a director of the
                             corporation since 1983 and of the bank
                             since 1976.

Frederick E. Crispin, Jr.    Mr. Crispin (age 69) is a retired
                             business and financial consultant.  He
                             has served as a director of the
                             corporation since 1983 and of the bank
                             since 1964.

Jerome F. Fabian             Mr. Fabian (age 58) is the President and
                             owner of Tile Distributors of America,
                             Inc., located in Wilkes-Barre,
                             Pennsylvania.  He has served as a
                             director of the corporation and the bank since 1998.

Robert J. Wise               Mr. Wise (age 71), now retired, has
                             served as a director of the corporation
                             since 1983 and of the bank since 1967.
                             Mr. Wise is also the Vice Chairman of
                             the Board of the corporation and the
                             bank, a position he has held since 1996.


                           Proxy Statement                  Page 7

BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES

     The following table sets forth as of March 13, 2001, the amount and percentage of the common stock of the corporation beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.



                                             Number of
        Name                               Shares Owned           Percentage
                                             <F1> <F2>             <F3>
        ____                               _____________           _______


Nominees for Class B Directors
(to serve until 2004)
And Class B Director

John E. Arndt                              5,117 <F4>             --
J. Gerald Bazewicz                        17,295 <F5>             --
Robert E. Bull                           180,497 <F6>            6.37%

Class C Directors
(to serve until 2002)

John L. Coates                             7,029 <F7>             --
Dudley P. Cooley                           4,293                  --

Class A Director
(to serve until 2003

Budd L. Beyer                             37,932                 1.34%
Frederick E. Crispin, Jr.                148,617 <F8>            5.24%
Jerome F. Fabian                          15,814 <F9>             --
Robert J. Wise                           159,582 <F10>           5.63%

Other Named Executive Officer

David R. Saracino                          6,343 <F11>            --


All Directors and Executive              582,519                 20.56%
Officers as a Group
(10 Persons in Total)
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 13, 2001. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 3,815 shares held individually by Mr. Arndt, 572 shares held individually by his spouse, and 730 shares held by Arndt Insurance Profit Sharing.

<F5>
Includes 7,690 shares held individually by Mr. Bazewicz, 2,010 shares held jointly with his spouse, 605 shares held individually by his spouse, 660 shares held jointly with his children, and 330 shares held as custodian for the benefit of his children and 6,000 shares which may be purchased upon the exercise of stock options.


    Page 8                    First Keystone Corporation




<F6>
Includes 124,057 shares held individually by Mr. Bull, 1,995 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 3,850 held by Bull, Bull & Knecht, LLP Profit Sharing Trust, and 50,595 shares held by the Sara E. Bull Trust of which Mr. Bull is trustee.

<F7>
Includes 5,433 shares held individually by Mr. Coates and 1,596 shares held jointly with his spouse.

<F8>
Includes 15,972 shares held individually by Mr. Crispin, 7,986 shares held individually by his spouse and 124,659 shares held by the Frederick E. Crispin Sr. Trust in which Mr. Crispin is trustee and has sole voting authority.

<F9>
Includes 500 shares held individually by Mr. Fabian, 6,440 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, 7,286 shares held jointly with his spouse, and 1,588 shares held by Tile Distributors of America, Inc. of which Mr. Fabian is 100% owner.

<F10>
Includes 139,821 shares held individually by Mr. Wise and 19,761 shares held jointly with his spouse.

<F11>
Includes 2,545 shares held individually by Mr. Saracino, 798 shares held jointly with his spouse, and 3,000 shares which may be purchased upon the exercise of stock options.




                   COMMITTEES OF THE BOARD OF DIRECTORS


                                                     Asset/
                                                  Liability
Name                                  Trust        Management   Marketing
____
John E. Arndt                         X            X              X
J. Gerald Bazewicz                    X            X              X
Budd L. Beyer                         X                           X
Robert E. Bull                                                    X
John L. Coates                                     X
Dudley P. Cooley                                   X
Frederick E. Crispin, Jr.             X            X
Jerome F. Fabian                                   X
Robert J. Wise                        X                           X

Number of Meetings
Held in 2000                          12           4              4



                                       Loan                        Human
Name                               Administration    Audit       Resources
____
John E. Arndt
J. Gerald Bazewicz                    X                           X
Budd L. Beyer                                                     X
Robert E. Bull                        X             X             X
John L. Coates                        X             X             X
Dudley P. Cooley                      X             X             X
Frederick E. Crispin, Jr.             X
Jerome F. Fabian                      X             X
Robert J. Wise                                                    X

Number of Meetings
Held in 2000                          4             2             1


     Trust Committee - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.

     Asset/Liability Committee - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.


                           Proxy Statement                  Page 9

     Marketing Committee - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     Loan Administration Committee - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     Audit Committee - This committee recommends the appointment of the independent certified public accountant to examine the affairs of the bank. Also, the committee reviews findings of the auditor and ensures an independent, effective audit function.

     Human Resources Committee - This committee helps ensure that a sound human resources management system is developed and maintained. This committee also acts as the Compensation Committee for non-executive officers and employees. The Board of Directors determines compensation for executive officers.

     The above listed committees are committees of the bank and not of the corporation. The Board of Directors of the corporation has at present no standing committees.

BOARD MEETINGS AND ATTENDANCE

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of The First National Bank of Berwick. During 2000, the bank's Board of Directors held 25 meetings, and the corporation's Board of Directors held 5 meetings. Each of the Directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards of Directors and the committees of which he is a member, except Robert J. Wise.

PROCEDURES FOR NOMINATING DIRECTORS

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with Section 10.1 of the corporation's by-laws. Any shareholder who intends to nominate any candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in Section
10.1. You may obtain a copy of the corporation's by-laws by writing to John L. Coates, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.

COMPENSATION OF DIRECTORS

     During 2000, each member of the corporation's Board of Directors received $450.00 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $450.00 for each directors' meeting attended. Non-employee directors received a $4,000.00 retainer and $225.00 for each committee meeting attended. All directors received a bonus of $1,000.00. In addition, Chairman Bull received an annual stipend of $1,000.00, and Vice Chairman Wise and Secretary Coates each received an annual stipend of $750.00. In the aggregate, the Board of Directors received $182,400.00 for all Board of Directors' meetings and committee meetings attended in 2000, including all fees, bonuses, and stipends paid to all directors in 2000.


Page 10                    First Keystone Corporation

                     REPORT OF THE AUDIT COMMITTEE

     During fiscal 2000, the Audit Committee of the Board of Directors developed and updated the charter for the Committee, which was approved by the Board of Directors and attached to this Proxy
Statement as Appendix A. The Audit Committee's primary responsibilities fall into three categories:

     * first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the corporation's management, including discussions with management and the corporation's outside auditors about draft annual financial statements and key accounting and reporting matters;

     * second, the Committee is responsible for matters relating to the relationship between the company and its outside auditors, including recommending their appointment or removal, reviewing the scope of their audit services and related fees, as well as any other services being provided to the corporation, and determining whether the outside auditors are independent (based in part on the annual letter provided to the corporation pursuant to Independence Standards Board Standard No. 1); and

     * third, the Committee oversees management's implementation of effective systems of internal controls and review of the activities and recommendations of the corporation's auditing program.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the committee's charter.

     In overseeing the preparation of the corporation's financial statements, the Committee met with both management and the corporation's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principals, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     With respect to the corporation's outside auditors, the Committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the Committee by the outside auditors and the letter from the outside auditors as required by the Independence
Standards Board No. 1 (Independence Discussions with Audit
Committees).

     Aggregate fees billed to the corporation and the bank by J. H. Williams & Co., LLP for services rendered during the year ended
December 31, 2000, were as follows:

Audit fees  -     J. H. Williams & Co., LLP billed
                  the corporation in 2000 for services
                  rendered for the audit of the
                  corporation's annual financial
                  statements for the year ended
                  December 31, 2000, and the
                  reviews of the financial
                  statements included in the
                  corporation's reports on SEC Form
                  10Q for the quarters ended March 31,
                  June 30, and September 30, 2000          $54,800.00

Financial Information Systems Design and
Implementation Fees                                           None

All other fees -  J. H. Williams & Co., LLP
                  billed the corporation in 2000
                  for other services rendered.
                  These other services were for
                  performance of agreed upon
                  procedures with respect to the
                  Trust and Commercial Banking
                  Departments of the bank and
                  Tax Return preparation services          $43,258.00


                           Proxy Statement                  Page 11

     Based upon all of the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000, be included in the corporation's Annual Report on Form 10-K for the 2000 fiscal year end filed with the Securities and Exchange Commission.

     The Audit Committee is comprised of 4 directors, all of whom are considered "independent" as defined by the National Association of Securities Dealers (NASD) listing standards. The Board of Directors has determined that no member of the Committee has a relationship with the corporation that may interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the Audit Committee.

MEMBERS OF THE AUDIT COMMITTEE

                         John L. Coates, Chairman
                         Robert E. Bull
                         Dudley P. Cooley
                         Jerome F. Fabian


                  SECTION 16(A) BENEFICIAL OWNERSHIP
                         REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation's officers and directors, and persons who own more than 10% of the registered class of the corporation's equity securities, to file reports of ownership of the corporation's common stock and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of Section 16(a) forms received by it, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2000, through December 31, 2000, its officers, directors and reporting shareholders were in compliance with all filing requirements applicable to them.


                  BOARD COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

     The basic mission of the corporation's executive compensation policy is to provide executives of First Keystone Corporation's subsidiary, The First National Bank of Berwick, with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. The Board of Directors serves as the Compensation Committee for the bank and develops the bank's and the corporation's executive compensation policy, with guidance from the Human Resources Committee. The four components of the total compensation package are:

                   *  Base salary
                   *  Regular employee bonus
                   *  Senior management bonus
                   *  Long-term incentives


Page 12                    First Keystone Corporation

BASE SALARY

     The Board of Directors determines compensation for executive officers of The First National Bank of Berwick with guidance from the Human Resources Committee. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, and salary history. For the base salary paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. No particular weight is assigned to any of the foregoing individual performance factors. The executive compensation established by the Board of Directors is based on its overall subjective assessment of the value of the services provided by each executive officer with consideration to the performance factors discussed in this paragraph and peer group compensation information.

     The peer group of banks chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same banks incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in this proxy statement. The Board of Directors uses data from compensation surveys of the banking industry to assist in determining executive pay. This group of Pennsylvania banking organizations bears no direct relationship to those banking organizations represented in the performance graph.

     The Board of Directors established Mr. Bazewicz's base salary, not including director fees, at $138,500 in 2000 and increased his salary to $145,000 effective January 1, 2001. This placed Mr. Bazewicz's base compensation between the median and slightly above the median for chief executive officers of comparable bank holding companies, as reflected in the peer group compensation data reviewed by the Board of Directors. This salary has been deemed by the Board of Directors to be commensurate with the above average performance by First Keystone Corporation over the past year including 2000 as measured by return on assets (ROA) and return on equity (ROE).

CASH BONUSES

     The cash bonuses serve as short-term incentives which align executive pay with the annual performance of the corporation. The regular employee bonus program is for all employees, including executives. It is based solely on the corporation's return on equity for the year. The bonus has averaged between 5.0% and 8.7% of each employee's salary for the past five years. The senior management bonus provides further short-term incentive for senior executives of the corporation. This bonus is earned through the achievement of overall annual earnings objectives. Both bonus programs help to align management's interests with those of shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management.

LONG-TERM INCENTIVES: STOCK OPTIONS

     The Board of Directors believes that stock option awards under the First Keystone Corporation's 1998 Stock Incentive Plan provide a vehicle for long-term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long-term shareholder value. Under the Stock Incentive Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to such awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issue and expire ten years from the date of the grant. On September 26, 2000, the corporation granted 12,250 incentive stock options under the plan, which are not exercisable until March 26, 2001. The average per share exercise price is $17.00, which was not less than the full market value of the shares as of September 26, 2000. The total number of shares which may be issued under the plan is 100,000.


                           Proxy Statement                  Page 13

                          BOARD OF DIRECTORS

     Robert E. Bull, Chairman            Budd L. Beyer
     Robert J. Wise, Vice Chairman       Dudley P. Cooley
     J. Gerald Bazewicz, President       Frederick E. Crispin, Jr.
     John L. Coates, Secretary           Jerome F. Fabian
     John E. Arndt


                   COMPENSATION COMMITTEE INTERLOCKS
                       AND INSIDER PARTICIPATION

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation as outlined previously under "Base Salary".


                        EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows information concerning the annual and long-term compensation for services rendered in all capacities to the corporation and the bank for the fiscal years ended December 31, 2000, 1999, and 1998 of those persons who were:

     *  the Chief Executive Officer during 2000, and
     * the other 4 most highly compensated executive officers of the corporation and the bank at December 31, 2000, whose total annual salary and bonus exceeded $100,000 during 2000.


                        SUMMARY COMPENSATION TABLE


                                                Annual Compensation


         (a)                  (b)        (c)             (d)          (e)
                                                                     Other
                                                                    Annual
  Name and                                                          Compen-
  Principal                              Salary        Bonus        sation
  Position                              Year          ($) <F1>     ($) <F2>    ($)


J. Gerald Bazewicz        2000       150,200        19,119         0
President and CEO         1999       141,400        29,290         0
of the corporation        1998       133,500        24,720         0
and the bank

David R. Saracino         2000       90,500         12,535         0
Treasurer and             1999       86,000         20,086         0
Assistant Secretary       1998       81,500         16,712         0
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank


                                 Long-Term Compensation

                                    Awards                         Payouts

                               (f)           (g)        (h)         (i)

                             Restricted                           All Other
    Name and                   Stock      Options/    LTIP         Compen-
   Principal                 Award(s)       SARs      <F5>         sation
    Position                    ($)         <F3>      Payouts       ($)
                                           (#) <F4>    ($)         <F6>


J. Gerald Bazewicz           0         2,000         0         50,032
President and CEO            0         2,000         0         46,123
of the corporation           0         2,000         0         43,949
and the bank

David R. Saracino            0         1,000         0         47,039
Treasurer and                0         1,000         0         43,474
Assistant Secretary          0         1,000         0         41,208
of the corporation
and Vice President,
Cashier and Assistant
Secretary of the bank


   Page 14                    First Keystone Corporation




____________________

<F1>
Amounts shown for Mr. Bazewicz consist of base salary and fees paid for attendance at Board of Directors meetings of $11,700 in 2000, $10,400 in 1999, and $10,000 in 1998.

<F2>
Bonus information is reported by the year in which earned.

<F3>
Stock Appreciation Rights.

<F4>
All amounts listed indicate options granted pursuant to First Keystone Corporation's 1998 Stock Incentive Plan.

<F5>
Long-Term Incentive Plan Awards.

<F6>
Amounts shown for Mr. Bazewicz include contributions to the bank's 401(k) Plan of $17,613 for 2000, $15,933 for 1999, and $15,828 for 1998, accrual for the bank's Supplemental Employee Retirement Plan (SERP) of $30,944 in 2000, $28,715 in 1999, and $26,646 in 1998 and premiums on term life insurance of $1,475 for 2000, 1999, and 1998. Amounts shown for Mr. Saracino include contributions to the bank's 401(k) Plan of $11,677 for 2000, $10,573 for 1999, and $10,591 for 1998, accrual for the bank's
Supplemental Employee Retirement Plan (SERP) of $34,164 in 2000, $31,703 in 1999, and $29,419 in 1998, and premiums on term life insurance of $1,198 in 2000, 1999, and 1998.



STOCK OPTION GRANTS IN FISCAL YEAR 2000

     The corporation granted stock options to executive officers and other employees during fiscal year ended December 31, 2000. All options were granted under the First Keystone Corporation 1998 Stock Incentive Plan. The table shows information about these grants to the named officers:


                             INDIVIDUAL GRANTS


      (a)                            (b)                    (c)
                                  Number of              % of Total
                                     shares              Options
                                   underlying            Granted to
                                   Options               Employees
                                   Granted in           in Fiscal
    Name                       Fiscal Year <F1>            Year
    ____                        ______________           ________
J. Gerald Bazewicz                2,000                16.33%

David R. Saracino                 1,000                 8.16%




                                 (d)            (e)         (f)              (g)
                                                             Potential
                                                            Realizable
                                                             Value at
                                                              Assumed
                                                           Annual Rates
                               Exercise                           of Stock
                              or Base                           Appreciation
                               Price        Expiration       for Option
     Name                       ($/Sh)        Date             Term
                                                            5%($)   10%($)
     ____                      _____         ________      _____    _____
J. Gerald Bazewicz           17.00       9/26/10        21,380  54,180

David R. Saracino            17.00       9/26/10        10,690  27,090

____________________

<F1>
The options were granted under the First Keystone Corporation's 1998 Stock Incentive Plan on September 26, 2000, and are not exercisable until March 26, 2001.




AGGREGATED OPTION EXERCISES IN 2000 AND 2000 YEAR-END OPTION VALUES

     The following table sets forth information about the number of unexercised options and the value of unexercised options at December 31, 2000, held by the executive officers of the corporation named in the Summary Compensation Table. In 2000, these executive officers did not exercise any stock options.


                           Proxy Statement                  Page 15


                                      Shares
                                      Acquired
                                        on                    Value
     Name                             Exercise              Realized
     ____                             ________               _______
J. Gerald Bazewicz                  --                     --

David R. Saracino                   --                     --



                                    Number of
                                     Securities              Value of
                                     Underlying           Unexercised
                                   Unexercised            In-the-Money
                                     Options at             Options at
                                    December 31,          December 31,
                                    2000 <F1>              2000 <F2>
                                    Exercisable/          Exercisable/
     Name                         Unexercisable          Unexercisable
     ____                           ____________          ____________
J. Gerald Bazewicz              4,000/2,000               $0 / $0

David R. Saracino               2,000/1,000               $0 / $0
__________________

<F1>
All options granted through December 31, 2000, are reported.
Exercisable options are fully vested. Options which will vest in the future are reported as unexercisable.

<F2>
Represents the difference between $15.875 the last sale price of the common stock on December 31, 2000, and the exercise price per share of options multiplied by the number of exercisable and unexercisable options held, respectively. None of the options were in-the-money as of December 31, 2000.



401(K) PLAN

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary contribution annually to the plan, which when combined with the employee's deferral and bank's matching contributions, cannot exceed 15% of total eligible compensation. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement. Contributions reflected as expense under this plan in 2000 and 1999 were:



                                                    2000          1999
                                                    ____          ____
Matching contribution to savings plan                $ 81,262      $ 75,725
Contribution to profit sharing plan                   217,107       193,481
                                                      _______      ________
     Total Expense                                   $298,369      $269,206


     Of the $298,369 total expenses during 2000, $44,815 was credited among the individual accounts of the 4 most highly compensated executive officers of the bank. Of the $44,815, Mr. Bazewicz was credited with $17,613, and Mr. Saracino with $11,677. Each has been a member of the plan for 15 years.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 4 of the bank's executive officers, Mr. Bazewicz, Mr. Saracino, Mr. Bodle, and Mrs. Rishkofski. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of either 60 years or 62 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th or 62nd birthday in the amounts indicated below.

     The salary continuation agreement allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary


Page 16                    First Keystone Corporation
including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement. The established retirement benefit under the salary continuation plan for Messrs. Bazewicz, Saracino, Bodle, and Mrs. Rishkofski will be $3,750 per month, $2,333 per month, $1,750 per month, and $417 per month, respectively, and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. No benefit shall be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.

OTHER EXECUTIVE BENEFITS

     The corporation maintains the First Keystone Corporation 1998 Stock Incentive Plan to advance the development, growth and financial condition of the corporation. Please refer to the description of the 1998 Stock Incentive Plan in the Board Compensation Committee Report above. The corporation also maintains a bonus program for employees and for senior management, which is also described above in the Board Compensation Committee Report.

     The bank has obtained term life insurance, designating the bank as the beneficiary, on the life of each participating executive officer in an amount which is intended to cover the bank's obligation until the expense for the plan is fully accrued, based upon certain actuarial assumptions. In 2000, the Bank expensed $97,929 for the accrual of the salary continuation plan for the four executive officers. In addition, $6,038 was paid to cover the year's premium on the term insurance policies.


                           PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder return on the corporation's common stock during the period December 31, 1995, through and including December 31, 2000, with

     *  the cumulative total return on the SNL Securities
        Corporate Performance Index <F1> for banks with less than $500 million in total assets in the Middle Atlantic area <F2>, and
     * the cumulative total return for all United States stocks traded on the NASDAQ Stock Market.

     The comparison assumes $100 was invested on December 31, 1995, in the corporation's common stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.


                           Proxy Statement                  Page 17

(Performance Graph omitted)

(The following is a description of the performance graph in tabular format)

                      FIRST KEYSTONE CORPORATION
                       Total Return Performance



                                                  Period Ending

                                        12/31/95     12/31/96    12/31/97

First Keystone Corporation           100.00       131.59     248.20
NASDAQ - Total US                    100.00       123.04     150.69
SNL less than $500M Bank Index       100.00       128.71     219.41


                                                  Period Ending

                                        12/31/98     12/31/99    12/31/00

First Keystone Corporation           430.34       274.90     224.95
NASDAQ - Total US                    212.51       394.92     237.62
SNL less than $500M Bank Index       200.34       185.44     178.90
__________________
[FN]
<F1>
SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

<F2>
The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey, New York, the District of Columbia and Puerto Rico.



            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than described below, there have been no material transactions between the corporation and the bank, nor any material transactions proposed, with any director or executive officer of the corporation and the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Director Bull and his son, Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $49,750 to the law firm during 2000. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.


Page 18                    First Keystone Corporation

     Total loans outstanding from the corporation and the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $1,455,475 or approximately 3.97% of the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2000 to officers and directors of the corporation and the bank, and their affiliates as a group was $2,042,943. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 2, 2001, to the above described group was $1,399,218.


                    PRINCIPAL OFFICERS OF THE BANK

     The following table presents selected information as of March 13, 2001, about the principal officers of the bank, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors:

                                Office and Position                Held
   Name                            with the Bank                   Since
   ____                              ____________                 _____
Robert E. Bull             Chairman of the Board                 1981

Robert J. Wise             Vice Chairman                         1996
                           of the Board

J. Gerald Bazewicz         President and CEO                     1987

John L. Coates             Secretary                             1995

David R. Saracino          Vice President,                       1983
                           Cashier and
                           Assistant Secretary

Leslie W. Bodle            Vice President and                    1985
                           Trust Officer

Sally A. Rishkofski        Vice President                        1997



                                                  Number of
                                   Bank              Shares        Age as of
                                  Employee       Beneficially      March 13,
   Name                           Since             Owned             2001
   ____                          _______          __________         _______
Robert E. Bull                  <F1>           180,497 <F2>         78

Robert J. Wise                  <F1>           159,582 <F2>         71

J. Gerald Bazewicz              1973            17,295 <F2>         52

John L. Coates                  <F1>             7,029 <F2>         64

David R. Saracino               1972             6,343 <F2>         56

Leslie W. Bodle                 1985             5,915 <F3>         53

Sally A. Rishkofski             1964             3,577 <F3>         61
____________________

<F1>
Messrs. Bull, Wise, and Coates are not employees of the bank.

<F2>
For information on specific nature of ownership, please refer to "Beneficial Ownership by Officers, Directors and Nominees".

<F3>
Includes 3,000 shares which may be purchased upon the exercise of stock options.



                           Proxy Statement                  Page 19

                           LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party or to which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.


         PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18705, as the corporation's independent auditors for its 2001 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2000 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2001 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2001 fiscal year.

     The Board of Directors recommends that the shareholders vote for the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending
December 31, 2001.


                             ANNUAL REPORT

     A copy of the corporation's Annual Report for its fiscal year ended December 31, 2000, is enclosed with this Proxy Statement. Additional copies of the Annual Report may be obtained by contacting
J. Gerald Bazewicz, President, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671. We furnish the Annual Report to shareholders for their information, it is not incorporated in this Proxy Statement.


                         SHAREHOLDER PROPOSALS

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's Proxy Statement for its 2002 Annual Meeting of Shareholders must deliver such proposal in writing to the President of First Keystone Corporation at its principal executive offices, 111 West Front Street, Berwick, Pennsylvania 18603, not later than Tuesday, November 27, 2001. Also, if the corporation receives notice of any shareholder proposal after February 11, 2002, the persons named as proxies for the 2002 Annual Meeting will have discretionary voting authority to vote on such proposal at that meeting.


Page 20                    First Keystone Corporation

                             OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on such matters as they determine to be in the best interest of the corporation.


                 ELECTRONIC ACCESS TO PROXY MATERIALS
                                  AND
                         FINANCIAL STATEMENTS

     The corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934 and must file periodic financial reports, proxy statements and other information with the SEC. You may obtain these documents, including the corporation's report on Form 10-K for its fiscal year ended December 31, 2000, which contains the corporation's audited financial statements, at the SEC's web site at http://www.sec.gov. You may also obtain a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 2000, without charge, by submitting a written request to David R. Saracino, Treasurer, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone: (570) 752-3671.


                           Proxy Statement                  Page 21

                                                        Appendix A

                    CHARTER OF THE AUDIT COMMITTEE
                       OF THE BOARD OF DIRECTORS

     The Board of Directors has oversight responsibilities to promote an environment where First Keystone Corporation maintains adequate systems of internal control, presents reliable financial reports and complies with applicable laws, regulations and corporation's policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee to assist the Board in the fulfillment of its oversight responsibilities.

     Authority - The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to the corporation's personnel and documents and the corporation's outside auditors. The Committee shall also have authority to engage outside advisors as it deems necessary.

     Membership - The Committee shall consist of three or more directors. Each committee member shall meet the independence requirements set out by the National Association of Securities Dealers
(NASD). All committee members shall be financially literate, having basic understanding of financial controls and reporting. At least one committee member shall also have accounting or related financial management expertise.

     Meetings - The Committee shall meet at least quarterly each fiscal year and may call special meetings as required. The meeting agenda, draft minutes from prior meeting and supporting materials shall be provided to committee members. The results of the meetings shall be reported to the full Board.

     Scope of Responsibilities - The corporation's executive management bears primary responsibility for the corporation's financial and other reporting, for establishing the system of internal controls and for ensuring compliance with laws, regulations and corporate policies. The Committee provides directions and controls over internal audit function and the outside auditors. It is not the Committee's duty to conduct audits or to determine that the corporation's financial statements are complete and accurate. The Committee's responsibilities and related key processes are described below. From time to time, the Committee may take on additional responsibilities, at the request of the Board.

     Financial Reporting - The Committee shall monitor the preparation by management of the corporation's quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

     * Review with management the significant judgments and estimates used in developing the financial reports and the major issues addressed;

     * Review the accounting and reporting treatment of significant transactions outside the corporation's ordinary operations;

     * Review with management and the corporation's outside auditors significant changes to the corporation's accounting principles or their application as reflected in the financial reports;

     *  Meet with the corporation's outside auditors

        (a) to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports;

        (b) to review any outstanding disagreements with management that would cause them to issue a non-standard report on the corporation's financial statements;


Page 22                    First Keystone Corporation

        (c) to examine the appropriateness of the corporation's accounting principles (including the quality, not just the acceptability, of accounting principle) and the clarity of disclosure practices used or proposed;

        (d) to determine if any restrictions have been placed by management on the scope of their audit, and

        (e) to discuss any other matters the Committee deems appropriate;

     * Review the draft annual financial statements and discuss their appropriateness with management and the corporation's outside auditors; and

     * Review the corporation's quarterly financial results with management and the corporation's outside auditors, with a particular emphasis on understanding any new or unusual transactions.

     Relationship with Outside Auditors - The outside auditors are responsible primarily to the Board and the Committee, which have the ultimate authority to select, evaluate and replace the outside auditors, if necessary. In carrying out this responsibility, the Committee shall:

     * Recommend to the Board the appointment or removal of the outside auditors;

     * Review the scope and extent of audit services to be provided and related fees;

     * Review the overall audit plan, including risk factors considered in determining the audit scope;

     * Review the outside auditors' annual letter pursuant to Independence Standards Board Standard No. 1, outlining all relationships that may impact its independence and engage in discussions with the outside auditors about the outside auditors' independence;

     * Review with the outside auditors the extent of non-audit services provided and related fees;

     * Determine whether the Committee believes the outside auditors are independent; and

     * Review the responsiveness of the outside auditors to the corporation's needs.

     Internal Control - The Committee shall have responsibility for overseeing that management has implemented and effective system of internal control that helps promote the reliability of financial and operating information and compliance with applicable laws, regulations and corporate policies, including those related to ethics and conflicts of interest. In carrying out this responsibility, the Committee shall:

     * Inquire of management, management auditors and the corporation's outside auditors, concerning any deficiencies in the corporation's policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions;

     * Review significant management audit findings and recommendations, and management's responses thereto;

     * Review management's responses to the outside auditors' recommendations for improving internal controls;

     * Review the corporation's polices and practices related to compliance with laws, ethical conduct and conflicts of interest;


                           Proxy Statement                  Page 23

     * Review significant cases of conflicts of interest, misconduct or fraud;

     * Review significant issues between the corporation and the regulatory agencies; and

     * Review as appropriate material litigation involving the corporation.

     Relationship with Management Auditor - The Committee shall have responsibility for determining that the Management Auditor is effectively discharging his responsibilities. In carrying out this responsibility, the Committee shall:

     *  Review and approve the Management Auditor;

     * Review the appropriateness of the operational independence of Management Auditor;

     Other Committee Activities and Reporting - The Committee shall:

     * Annually review the Committee's discharge of its responsibilities under this Charter;

     * Review this Charter annually and propose any recommended changes for the Board's approval; and

     * Prepare the Committee's annual report for inclusion in the corporation's proxy statement.


Page 24                    First Keystone Corporation

                      FIRST KEYSTONE CORPORATION

                                 PROXY

     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 17, 2001
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints and William
Selden, Jr. and Francis J. Radice, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First Keystone Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the main office of The First National Bank of Berwick, 111 West Front Street, Berwick, Pennsylvania 18603 on Tuesday, April 17, 2001, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof as follows:

1.      PROPOSAL #1:  ELECTION OF CLASS B DIRECTORS TO SERVE FOR A
        THREE-YEAR TERM

   John Arndt           J. Gerald Bazewicz            Robert E. Bull

[  ] FOR all nominees listed            [  ] WITHHOLD AUTHORITY
     above (except as marked                 to vote for all
     to the contrary below)                  nominees listed above

(INSTRUCTION: IF YOU WISH TO WITHHOLD THE PROXIES' AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE FOR DIRECTOR LISTED ABOVE, WRITE THAT
NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

___________________________________________________________________


2. PROPOSAL #2: PROPOSAL TO RATIFY THE SELECTION OF J. H. WILLIAMS & CO., LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2001.

[  ] FOR                [  ] AGAINST                 [  ] ABSTAIN


     The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.


     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.


                               Dated: ____________________ , 2001

                               __________________________________

                               __________________________________

                               __________________________________
                               Signature(s)                (Seal)

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.